As filed with the Securities and Exchange Commission on February 3, 2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER BERMAN ENERGY INFRASTRUCTURE AND INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Energy Infrastructure and Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: November 30
Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a) Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Energy Infrastructure and Income Fund Inc.

Annual Report November 30, 2024

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2025 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman Energy Infrastructure and Income Fund Inc. (the Fund) for the 12 months ended November 30, 2024 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments, and its audited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. The Fund remains committed to its investment strategy based on analysis of energy infrastructure companies, with an emphasis on the midstream natural resources sector.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato

President And Ceo

Neuberger Berman Energy Infrastructure And Income Fund Inc.

Neuberger Berman Energy Infrastructure and Income Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman Energy Infrastructure and Income Fund Inc. (the Fund) produced a 41.03% total return on a net asset value (NAV) basis for the 12 months ended November 30, 2024 (the reporting period), outperforming its benchmark, the Alerian MLP Index (the Index), which posted a 31.13% total return for the same period. The use of leverage (typically a performance enhancer in up markets and a detractor in down markets) contributed positively to the Fund’s performance during the reporting period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

While falling crude oil and natural gas prices weighed on the performance of the Energy sector of the S&P 500® Index during the reporting period, the midstream subsector outperformed, benefiting from robust earnings, increasing dividends, and falling debt. As a result of these strong fundamental characteristics, many of these companies have retained significant cash flow after dividends, have invested in new growth projects and, in some cases, have bought back shares. Falling interest rates provided further support for dividend-paying stocks, such as midstream equities. We anticipate lower interest rates will provide additional tailwinds for many of the Fund’s holdings including utilities and renewable energy YieldCos, whose performance improved markedly following a challenging previous year and which added to the Fund’s outperformance relative to the Index during the reporting period.

We believe artificial intelligence (AI) and related data center growth may be a powerful driver of U.S. energy demand going forward, particularly for natural gas and renewables. The energy needs for these data centers are enormous. For instance, AI services like ChatGPT require at least 10 times the energy as a standard Google search.1 According to an industry report supported by the U.S. Department of Energy, data center load growth tripled over the past decade and is projected to double or triple by 2028, contributing to an overall projected rise in electricity demand worldwide.2 U.S. Energy Information Administration data shows that in 2023 natural gas accounted for 43% of U.S. electricity usage3 and is expected to play a major role for at least the next couple of decades to meet growing power generation needs. Technology companies are currently the largest consumers of wind and solar power. Given our view that these companies need to increase consumption, we also anticipate that, along with natural gas, renewable energy production should continue to build market share.

We believe that energy consumption around the world is poised to meaningfully grow over the next decade. In our view, expanding markets for U.S. liquified natural gas (LNG) exports combined with additional demand for energy (traditional and renewable) to meet the domestic needs from domestic power generators bode well for continued investment opportunities for midstream equities. We believe the opportunity for midstream, and the utility and renewable sectors, may be as great as we have witnessed in a considerable time.

We believe that increased global energy demand, partially driven by the need to power AI, as well as global geopolitical turmoil, should benefit the companies held in the Fund’s portfolio. We also believe the energy and midstream sector could provide an excellent hedge against renewed inflation pressures. In our opinion, these factors, along with strengthening balance sheets and dividend growth, provide a supportive backdrop for the Fund’s holdings.

Sincerely,

Douglas Rachlin

Lead Portfolio Manager

Paolo Frattaroli

Portfolio Manager

1	Jennifer Hiller & Amrith Ramkumar, “Big Tech Is Rushing to Find Clean Power to Fuel AI’s Insatiable Appetite,” Wall Street Journal, September 25, 2024.
2	Shehabi, A., Smith, S.J., Hubbard, A., Newkirk, A., Lei, N., Siddik, M.A.B., Holecek, B., Koomey, J., Masanet, E., Sartor, D. 2024. 2024 United States Data Center Energy Usage Report. Lawrence Berkeley National Laboratory, Berkeley, California. LBNL-2001637.
3	U.S. Energy Information Administration, “Use of natural gas-fired generation differs in the United States by technology and region,” February 22, 2024.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Energy Infrastructure and Income Fund Inc. (Unaudited)

TICKER SYMBOL
Energy Infrastructure and Income Fund Inc.	NML

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Investments*)
Common Stocks	65.4%
Master Limited Partnerships and Limited Partnerships	34.4
Short-Term Investments	0.2
Total	100.0%

*Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
		Average Annual Total
		Return Ended 11/30/2024
	Inception				Life of
	Date*	1 Year	5 Years	10 Years	Fund
At NAV[1]
Energy Infrastructure and Income Fund Inc.	03/25/2013	41.03%	15.44%	0.94%	2.39%
At Market Price[2]
Energy Infrastructure and Income Fund Inc.	03/25/2013	49.58%	16.47%	0.89%	1.20%
Index
Alerian MLP Index[3]		31.13%	19.23%	3.84%	4.90%

*Date of initial public offering. The Fund commenced operations on March 28, 2013.

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate, and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.

Energy Infrastructure and Income Fund Inc. (Unaudited) (cont’d)

Impact of the Fund’s Distribution Policy

The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and its premium/discount to the Fund’s NAV per share. During the 12-month period ended November 30, 2024, the Fund made distributions to common stockholders totaling $0.70 per share, of which $0.00 will be treated as a return of capital for tax purposes.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

3	The Alerian MLP Index is a capped, float-adjusted, market capitalization-weighted index that measures the performance of energy infrastructure Master Limited Partnerships (MLPs). The index’s constituents are publicly traded partnerships or LLCs who earn the majority of their cash flows from qualified activities involving energy commodities. The maximum constituent weight is capped at 10% at each quarterly rebalancing. Effective after market close on December 21, 2018, index constituents were required to have a minimum market cap of $75 million. Prior to this date, the index also included other non-infrastructure energy MLPs. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund invests in securities not included in the above described index and generally does not invest in all securities included in the described index.

For more complete information on Neuberger Berman Energy Infrastructure and Income Fund Inc., call Neuberger Berman Investment Advisers LLC (NBIA) at (877) 461-1899, or visit our website at www.nb.com.

Schedule of Investments Energy Infrastructure and Income Fund Inc.^
November 30, 2024

NUMBER OF SHARES		VALUE

Common Stocks 83.0%

Capital Markets 2.2%
54,000	CME Group Inc.	$12,852,000	(a)

Chemicals 1.2%
21,600	Air Products & Chemicals Inc.	7,221,528	(a)

Electric Utilities 3.4%
250,000	NextEra Energy Inc.	19,667,500	(a)

Independent Power and Renewable Electricity Producers 4.5%
825,000	Clearway Energy Inc.	24,329,250	(a)
132,000	NextEra Energy Partners LP	2,306,040	(a)
		26,635,290

Multi-Utilities 9.7%
700,000	CenterPoint Energy Inc.	22,834,000	(a)
32,000	DTE Energy Co	4,024,960	(a)
320,000	Sempra Energy	29,974,400	(a)
		56,833,360

Oil, Gas & Consumable Fuels 62.0%
960,000	Antero Midstream Corp.	15,331,200	(a)
1,100,000	Antero Resources Corp.	35,959,000	(a)*
116,000	California Resources Corp.	6,862,560	(a)
172,000	Cheniere Energy Inc.	38,529,720	(a)
84,000	ConocoPhillips	9,100,560	(a)
354,000	DT Midstream Inc.	37,566,480	(a)
180,000	EQT Corp.	8,179,200
96,000	Exxon Mobil Corp.	11,324,160	(a)
484,000	Kinetik Holdings Inc.	28,565,680	(a)
450,000	Neste OYJ, Unsponsored ADR	3,393,000
170,000	New Fortress Energy Inc.	1,813,900	(a)
232,000	Occidental Petroleum Corp.	11,734,560	(a)
32,000	Pembina Pipeline Corp.	1,323,840	(a)
376,000	Targa Resources Corp.	76,816,800	(a)
475,000	Tourmaline Oil Corp.	22,419,199
925,000	Williams Cos Inc.	54,131,000	(a)
		363,050,859

Total Common Stocks (Cost $278,514,628)		486,260,537

NUMBER OF UNITS

Master Limited Partnerships and Limited Partnerships 43.6%

Independent Power and Renewable Electricity Producers 1.8%
416,000	Brookfield Renewable Partners LP	10,828,480

Oil, Gas & Consumable Fuels 41.8%
4,160,000	Energy Transfer LP	82,617,600	(a)
2,076,000	Enterprise Products Partners LP	71,476,680	(a)
384,000	MPLX LP	19,837,440	(a)
330,000	Sunoco LP	18,631,800	(a)
1,280,000	Western Midstream Partners LP	52,108,800	(a)
		244,672,320

Total Master Limited Partnerships and Limited Partnerships (Cost $122,459,328)		255,500,800
See Notes to Financial Statements	6

Schedule of Investments Energy Infrastructure and Income Fund Inc.^
November 30, 2024 (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 0.3%

Investment Companies 0.3%
1,554,347	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 4.55%(b) (Cost $1,554,347)	$1,554,347

Total Investments 126.9% (Cost $402,528,303)		743,315,684
Liabilities less other Assets (26.9)%		(157,781,108)
Net Assets Applicable to Common Stockholders 100.0%		$585,534,576
*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.
(b)	Represents 7-day effective yield as of November 30, 2024.

Abbreviations

ADR American Depositary Receipt

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of November 30, 2024:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$486,260,537	$—	$—	$486,260,537
Master Limited Partnerships and Limited Partnerships(a)	255,500,800	—	—	255,500,800
Short-Term Investments	—	1,554,347	—	1,554,347
Total Investments	$741,761,337	$1,554,347	$—	$743,315,684
(a)	The Schedule of Investments provides information on the industry or sector categorization.
^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements	7

Statement of Assets and Liabilities

Neuberger Berman
Energy Infrastructure and Income Fund Inc.
November 30, 2024
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$743,315,684
Dividends and interest receivable	651,313
Cash	2,135,175
Prepaid expenses and other assets	6,390
Total Assets	746,108,562
Liabilities
Loans payable (Note A)	107,000,000
Deferred tax liability—net (Note A)	52,349,896
Distributions payable—common stock	58,731
Payable to investment manager (Note B)	412,481
Payable to administrator (Note B)	137,494
Payable to directors	11,078
Interest payable (Note A)	34,299
Other accrued expenses and payables	570,007
Total Liabilities	160,573,986
Net Assets applicable to Common Stockholders	$585,534,576
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$732,043,424
Total distributable earnings/(losses)	(146,508,848)
Net Assets applicable to Common Stockholders	$585,534,576
Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	56,658,928
Net Asset Value Per Share of Common Stock Outstanding	$10.33

* Cost of Investments
(a) Unaffiliated issuers	$402,528,303
See Notes to Financial Statements	8

Statement of Operations

Neuberger Berman
Energy Infrastructure and Income Fund Inc.
For the Fiscal Year Ended November 30, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$29,852,413
Return of capital on dividends from master limited partnerships and related companies	(16,146,980)
Net dividend income—unaffiliated issuers	13,705,433
Foreign taxes withheld	(239,627)
Interest income—unaffiliated issuers	223,232
Total income	$13,689,038
Expenses:
Investment management fees (Note B)	4,439,712
Administration fees (Note B)	1,479,904
Audit fees	187,856
Custodian and accounting fees	288,080
Insurance	14,251
Legal fees	161,668
Stock exchange listing fees	16,622
Stockholder reports	53,715
Stock transfer agent fees	15,926
Interest (Note A)	6,516,449
Directors' fees and expenses	68,761
Miscellaneous and other fees	11,735
Total expenses	13,254,679
Net investment income/(loss), before income taxes	434,359
Deferred tax benefit/(expense)	617,367
Net investment income/(loss)	$1,051,726
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	69,339,390
Settlement of foreign currency transactions	3,844
Deferred tax benefit/(expense)	(10,946,383)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	152,358,865
Foreign currency translations	(11)
Deferred tax benefit/(expense), net of valuation allowance	(40,895,581)
Net gain/(loss) on investments	169,860,124
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$170,911,850
See Notes to Financial Statements	9

Statements of Changes in Net Assets

Neuberger Berman
	Energy Infrastructure and Income Fund Inc.
	Fiscal Year Ended November 30, 2024	Fiscal Year Ended November 30, 2023
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$1,051,726	$(4,064,038)
Net realized gain/(loss) on investments	58,396,851	24,901,870
Change in net unrealized appreciation/(depreciation) of investments	111,463,273	(21,549,904)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	170,911,850	(712,072)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(39,706,576)	(37,055,489)
Tax return of capital	—	(2,651,087)
Total distributions to Common Stockholders	(39,706,576)	(39,706,576)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	131,205,274	(40,418,648)
Net Assets Applicable to Common Stockholders:
Beginning of year	454,329,302	494,747,950
End of year	$585,534,576	$454,329,302
See Notes to Financial Statements	10

Statement of Cash Flows

Neuberger Berman
Energy Infrastructure and Income Fund Inc.
For the Fiscal Year Ended November 30, 2024
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$170,911,850
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(161,960,161)
Proceeds from disposition of investment securities	182,955,806
Purchase/sale of short-term investment securities, net	15,589
Decrease in dividends and interest receivable	664
Increase in prepaid expenses and other assets	(1,229)
Increase in deferred tax liability, net	51,224,597
Increase in payable to investment manager	75,810
Increase in payable to administrator	25,270
Increase in payable to directors	1,293
Increase in interest payable	16,360
Increase in other accrued expenses and payables	117,573
Return of capital on dividends	16,146,980
Unrealized appreciation on investment securities of unaffiliated issuers	(152,358,865)
Unrealized depreciation on foreign currency translations	11
Net realized gain from settlement of foreign currency transactions	(3,844)
Net realized gain from transactions in investment securities of unaffiliated issuers	(69,339,390)
Net cash provided by/(used in) operating activities	$37,828,314

Cash flows from financing activities:
Cash distributions paid on common stock	(39,696,972)
Cash receipt from loan borrowings	4,000,000
Effect of exchange rate changes on cash	3,833
Net cash provided by/(used in) financing activities	$(35,693,139)
Net increase/(decrease) in cash	2,135,175

Cash:
Cash, foreign currency and restricted cash, if any, at beginning of year	—
Cash, foreign currency and restricted cash, if any, at end of year	$2,135,175

Supplemental disclosure:
Cash paid for interest	$6,500,089
See Notes to Financial Statements	11

Notes to Financial Statements Energy Infrastructure and Income Fund Inc.

Note A – Summary of Significant Accounting Policies:

1	General: Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board designated Management as the Fund’s valuation designee. As the Fund’s valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the fiscal year ended November 30, 2024, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations to be approximately 45.9% as income and approximately 54.1% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amounts of such proceeds for the year ended November 30, 2024 was $4,958.

4	Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

5	Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 21%.

For federal income tax purposes, the estimated cost of investments held at November 30, 2024 was $317,656,029. The estimated gross unrealized appreciation was $435,468,029 and estimated gross unrealized depreciation was $9,808,374 resulting in net unrealized appreciation in value of investments of $425,659,655 based on cost for U.S. federal income tax purposes.

The Fund may invest a significant portion of its assets in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2024, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$45,484,303
Capital loss carryforwards	4,049,482
Total deferred tax asset, before valuation allowance	49,533,785
Valuation allowance	—
Net deferred tax asset, after valuation allowance	49,533,785
Deferred tax liabilities:
Unrealized gains on investment securities	101,883,681
Total net deferred tax liability	$(52,349,896)

At November 30, 2024, a valuation allowance was not deemed necessary because Management believed that it is more likely than not that the Fund would be able to recognize its deferred tax assets through future taxable income. The Fund will continue to monitor all available evidence and continue to review and assess the need for a valuation allowance in the future. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2024, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss, net realized gains, and net unrealized loss on investments for the fiscal year ended November 30, 2024, as follows:

Application of statutory income tax rate	$ 46,648,653
State income tax benefit, net of federal tax benefit	3,858,954
Dividends Received Deduction, and other, net	2,368,817
Valuation allowance	(1,651,827)
Total income tax (benefit)/expense	$ 51,224,597

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

	Net Operating Loss
Fiscal Year Ended	Carryforwards	Expiration
November 30, 2014	$ 59,174,754	November 30, 2034
November 30, 2016	35,502,250	November 30, 2036
November 30, 2017	39,290,305	November 30, 2037
November 30, 2018	28,172,155	November 30, 2038
November 30, 2019	17,466,579	Not Applicable
November 30, 2021	15,326,982	Not Applicable
November 30, 2022	5,110,529	Not Applicable
	$ 200,043,554

	Capital Loss
Fiscal Year Ended	Carryforwards	Expiration
November 30, 2020	$ 17,809,942	November 30, 2025
	$ 17,809,942

For the fiscal year ended November 30, 2024, the Fund utilized capital loss carryforwards of $50,119,463.

6	Distributions to common stockholders: The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2024 will be reported to Fund stockholders on IRS Form 1099-DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund may invest a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At November 30, 2024, the Fund estimated these amounts for the period January 1, 2024 to November 30, 2024 within the financial statements because the 2024 information is not available from the MLPs until after the Fund’s fiscal year-end. All estimates are based on MLP information sources available to the Fund together with the actual IRS Forms 1099-DIV received to date. For the fiscal year ended November 30, 2024, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On November 29, 2024, the Fund declared a monthly distribution to common stockholders in the amount of $0.0584 per share, payable on December 31, 2024, to common stockholders of record on December 16, 2024, with an ex-date of December 16, 2024. Subsequent to November 30, 2024, the Fund declared a monthly distribution on December 31, 2024, to common stockholders in the amount of $0.0584 per share, payable on January 31, 2025, to common stockholders of record on January 15, 2025, with an ex-date of January 15, 2025.

7	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8	Financial leverage: In April 2015, the Fund entered into a $500 million secured, committed, margin facility with Société Générale, consisting of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing (the “Facility”).

On January 15, 2016, the Fund entered into an amendment to the credit agreement underlying the Facility (the “January 2016 Amendment”). The January 2016 Amendment waived prior compliance with, and amended certain terms relating to, the Fund’s levels of net assets and the covenant relating to distributions; amended certain other terms relating to margin requirements; and reduced the amount of permitted leverage. On March 31, 2016, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2016 Amendment”). The March 2016 Amendment decreased the lender’s total commitment from $500 million to $200 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the Facility. On March 31, 2020, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2020 Amendment”). The March 2020 Amendment decreased the lender’s total commitment from $200 million to $50 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the Facility. The Fund paid $1,360,000 in breakage expenses/penalty fees in connection with the March 2020 Amendment and repaid the outstanding amount of its fixed-rate loans. On March 31, 2021, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2021 Amendment”). The March 2021 Amendment increased the lender’s total commitment from $50 million to $75 million, amended the terms of the commitment fee and spread-component of the interest rate, and extended the duration of the Facility, among other changes. On November 19, 2021, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “November 2021 Amendment”). The November 2021 Amendment further increased the lender’s total commitment from $75 million to $100 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level. On June 29, 2023, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “June 2023 Amendment”). The June 2023 Amendment amended the terms of the spread-component of the interest rate, among other changes. On August 2, 2023, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “August 2023 Amendment”). The August 2023 Amendment increased the lender’s total commitment from $100 million to $125 million, amended the terms of the commitment fee, and extended the duration of the Facility, among other changes. The Fund currently has access to committed financing of up to $125 million in floating-rate revolving loans due August 3, 2026. Under the Facility, interest is charged on floating-rate loans based on an adjusted Daily Simple SOFR rate and is payable on the last day of each interest period.

The Fund is required to pay a commitment fee under the Facility if the level of debt outstanding falls below a certain percentage. The commitment fee, if any, is included in the Interest expense line item that is reflected in the Statement of Operations. During the fiscal year ended November 30, 2024, the Fund was not required to pay this commitment fee. Under the terms of the Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

For the fiscal year ended November 30, 2024, the average principal balance outstanding and average annualized interest rate under the Facility were approximately $103.9 million and 6.17%, respectively. At November 30, 2024, the principal balance outstanding under the Facility was $107.0 million.

9	Concentration of risk: Under normal market conditions, the Fund invests in energy infrastructure companies, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

10	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B – Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.75% of the Fund’s average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, NBIA retains U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) as its sub-administrator under a Sub-Administration Agreement. NBIA pays Fund Services a fee for all services received under the Sub-Administration Agreement.

Note C – Securities Transactions:

During the fiscal year ended November 30, 2024, there were purchase and sale transactions of long-term securities of $161,960,161 and $182,950,848, respectively.

During the fiscal year ended November 30, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D – Recent Accounting Pronouncements:

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has elected to early adopt ASU 2022-03.

In December 2022, the FASB issued Accounting Standards Update No. 2022-06, “Reference Rate Reform (Topic 848)” (“ASU 2022-06”), which is an update to Accounting Standards Update No. 2021-01, “Reference Rate Reform (Topic 848)” (“ASU 2021-01”) and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

In November 2023, the FASB issued Accounting Standards Update No. 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund’s financial statements.

In December 2023, FASB issued Accounting Standards Update No. 2023-09, “Improvements to Income Tax Disclosures”. ASU 2023-09 clarifies the guidance in ASC 740 to enhance the transparency and decision-usefulness of income tax disclosures, particularly in the rate reconciliation table and disclosures about income taxes paid. The amendments are intended to address investors’ requests for income tax disclosures that provide more information to help them better understand an entity’s exposure to potential changes in tax laws and the ensuing risks and opportunities and to assess income tax information that affects cash flow forecasts and capital allocation decisions. The guidance is effective for fiscal years, beginning after December 31, 2025, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Financial Highlights

Energy Infrastructure and Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding fiscal period.

	Year Ended November 30,
	2024	2023	2022	2021	2020
Common Stock Net Asset Value, Beginning of Year	$8.02	$8.73	$6.32	$4.27	$7.23
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)¢	0.02	(0.07)	(0.02)	(0.05)	(0.07)
Net Gains/(Losses) on Securities (both realized and unrealized)	2.99	0.06	2.67	2.28	(2.57)
Total From Investment Operations Applicable to Common Stockholders	3.01	(0.01)	2.65	2.23	(2.64)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.70)	(0.65)	(0.22)	—	—
Tax Return of Capital	—	(0.05)	(0.02)	(0.18)	(0.32)
Total Distributions to Common Stockholders	(0.70)	(0.70)	(0.24)	(0.18)	(0.32)
Common Stock Net Asset Value, End of Year	$10.33	$8.02	$8.73	$6.32	$4.27
Common Stock Market Value, End of Year	$9.44	$6.91	$7.21	$5.02	$3.28
Total Return, Common Stock Net Asset Value†	41.03%◊	1.71%	43.39%	54.03%	(35.28)%
Total Return, Common Stock Market Value†	49.58%◊	6.11%	49.09%	59.28%	(43.13)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$585.5	$454.3	$494.7	$358.1	$241.8
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Expenses Including Deferred Income Tax (Benefit)/Expense#	13.24%	2.95%	1.85%	1.55%	2.77%
Ratio of Expenses Excluding Deferred Income Tax (Benefit)/Expense	2.72%	2.70%	1.85%	1.55%	2.77%
Ratio of Net Investment Income/(Loss) Including Deferred Income Tax Benefit/(Expense)#	(10.43)%	(1.11)%	(0.25)%	(0.82)%	(1.62)%
Ratio of Net Investment Income/(Loss) Excluding Deferred Income Tax Benefit/(Expense)	0.09%	(0.86)%	(0.25)%	(0.82)%	(1.62)%
Portfolio Turnover Rate	27%	20%	19%	20%	41%
Loans Payable (in millions)	$107.0	$103.0	$94.3	$66.6	$35.8
Asset Coverage Per $1,000 of Loans Payable, End of YearØ	$6,473	$5,411	$6,247	$6,378	$7,754
See Notes to Financial Highlights	19

Notes to Financial Highlights Energy Infrastructure and Income Fund Inc.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

◊	The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended November 30, 2024.

#	For the years ended November 30, 2024, November 30, 2023, November 30, 2022, November 30, 2021, and November 30, 2020, the Fund accrued $51,224,597, $1,125,299, $0, $0, and $0, respectively, for net deferred income tax expense.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Neuberger Berman Energy Infrastructure and Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”), including the schedule of investments, as of November 30, 2024 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts

January 23, 2025

Fund Investment Objective, Policies and Risks

Investment Objective and Policies

The Fund’s investment objective is to seek total return with an emphasis on cash distributions. There is no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. and non-U.S. equity or fixed income securities of “Energy Infrastructure Companies.” For purposes of the Fund’s 80% policy, Energy Infrastructure Companies include master limited partnerships (“MLPs”) and limited liability companies taxed as partnerships, MLP affiliates, YieldCos, pipeline companies, utilities, “C” corporations and other companies that (i) operate within the oil and gas storage, transportation, refining, marketing, equipment and services, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, fractionating, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, energy-related equipment or services, electricity or other energy sources, including alternative energy sources, such as renewables and alternative fuels. The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus may invest a greater percentage of its assets in a single issuer than a diversified fund. The Fund’s investment objective and 80% policy are not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however stockholders would be provided at least 60 days’ notice of any changes.

The Fund may invest up to 20% of its total assets in income or dividend-producing securities of non-Energy Infrastructure Companies, such as common and preferred equity securities. The Fund may also invest in securities and other instruments issued by U.S. and Canadian income and royalty trusts and other issuers.

The Fund’s investments in Energy Infrastructure Companies are expected to emphasize companies that the portfolio managers believe have growth potential and operate in the midstream natural resources sector. These companies are anticipated to have stable and reliable cash flows, and multi-year contracts that charge flat fees to produce steady payments. Companies that are primarily engaged in activities such as the transportation, storage, gathering and processing of natural resources are generally referred to as midstream energy companies. While the Fund expects to emphasize midstream investments, the Fund may invest in other sectors of the natural resources industry (including companies engaged in “upstream” or “downstream” production activities) or in non-energy securities. Furthermore, the Fund may selectively invest in companies involved in any aspect of the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation and distribution and renewable resources.

In pursuing the Fund’s investment objective, the portfolio managers intend to focus on midstream Energy Infrastructure Companies that they believe have the ability to provide attractive total return and cash distributions. In doing so, the portfolio managers expect to emphasize securities that they believe have an attractive risk/return profile and low correlation to interest rate fluctuations.

Because of its concentration in MLP investments, the Fund is not eligible to be a regulated investment company under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is treated as a taxable regular corporation, or so-called “C” corporation, for federal tax purposes. As a result, the Fund is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 21%) as well as state and local income taxes. The investment strategy of investing a substantial portion of its total assets in MLPs—and thus being treated as a “C” corporation, rather than as a regulated investment company, for federal income tax purposes—involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other closed-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its common stockholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its common stockholders.

The Fund uses leverage to pursue its investment objective. The Fund currently utilizes leverage through a secured credit facility, and may borrow money or use a variety of additional strategies to increase funds available for investment.

Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., preferred shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

Risk Factors

This section contains a discussion of principal risks of investing in the Fund. The net asset value per share (“NAV”) and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.

Anti-Takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem any preferred stock and prepay or repay any borrowings outstanding. By resolution of the Board, the Fund has opted into the Maryland Business Combination Act.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield, or with a higher risk of default and the Fund may not realize the full anticipated benefit from such investment.

Closed-End Fund Risk. The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund’s Common Stock may trade at a discount to the Fund’s NAV.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio.

Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Changes in a company’s dividend policies may negatively impact the Fund. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.

Energy Sector Risk. The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay distributions and dramatically impact the value of the Fund’s investments.

Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The Fund’s portfolio may contain fewer securities than the portfolios of other funds, which increases the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the Fund’s shares of common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. MLPs involve certain other risks, including risks related to limited control and voting rights on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the Fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the Fund’s shares.

The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Master Limited Partnership Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP investment being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

The Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.

Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, use of or integration of artificial intelligence (“AI”), or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. It is not possible for NBIA or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the U.S. and China, political or economic dysfunction within some countries or regions, including major producers of commodities, and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects of on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to other stockholders.

Small- and Mid-Cap Companies Risk. At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns or by adverse publicity and investor perceptions.

Tax Risk. Unlike other closed-end funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently at a maximum rate of 21%), and will also be subject to state and local income taxes.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Distribution Reinvestment Plan

Equiniti Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account.

No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 10027, Newark, NJ, 07101-3027 or online at https://equiniti.com/us/ast-access/individuals/.

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	Equiniti Trust Company, LLC
1290 Avenue of the Americas	P.O. Box 10027
New York, NY 10104-0002	Newark, NJ 07101-3027
877.461.1899
Overnight correspondence should be sent to:
Custodian	Equiniti Trust Company, LLC
U.S. Bank, National Association	55 Challenger Road 2nd Floor
1555 North Rivercenter Drive, Suite 302	Ridgefield Park, NJ 07660
Milwaukee, WI 53212
Legal Counsel
Transfer Agent	K&L Gates LLP
Equiniti Trust Company, LLC	1601 K Street, NW
48 Wall Street, Floor 23	Washington, DC 20006-1600
New York, NY 10005
Shareholder Services 866.227.2136	Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012;formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	50	Director, Jewish Federation of Atlanta, since 2023; Director, Israel Policy Forum, since 2023; Director, JCC of Westchester, since 2022; Director, Jewish Democratic Counsel of America, since 2022; Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2014; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Jewish Federation of New York, 2017 to 2023; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Martha C. Goss (1949)	Director since 2013	Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	50	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women’s Association of New York (not-for-profit association), 1987 to 1996 and 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp. (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

Michael M. Knetter (1960)	Director since 2013	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50	Director, 1WS Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50	Member of Advisory Board, Burke Neurological Institute, since 2021; Parish Councilor, St. Pius X, since 2021, and Treasurer, since 2020; formerly, Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation
				(not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Ami G. Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	50	None.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50	Board Member, The Maritime Aquarium at Norwalk, since 2020; Board Member, Norwalk Community College Foundation, since 2014; formerly, Dean’s Advisory Council, Radcliffe Institute for Advanced Study, 2014 to 2023; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999
				to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

George W. Morriss* (1947)	Director since 2013	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50	Director and Audit Chair, 1WS Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Paul M. Nakasone (1963)	Director since 2024	Formerly, Director, National Security Agency, 2018 to 2024; formerly, Commander, U.S. Cyber Command, 2018-2024.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Tom D. Seip (1950)	Director since 2013; Chair of the Board since 2013	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; formerly, Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; formerly, Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50	Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	50	Director, Zurich American Insurance Company, Zurich American Life Insurance Company and Zurich American Life Insurance Company of New York, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato** (1962)	Chief Executive Officer and President since 2018; Director since 2013	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.	50	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.
1	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.
2	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III.
The Class I, Class II and Class III Directors shall serve until the Annual Meeting of Stockholders held in 2027, 2025 and 2026, respectively, and then until each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
3	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*	Mr. Morriss retired from his position as a Director of the Fund effective December 31, 2024.
**	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Claudia A. Brandon (1956)	Executive Vice President and Secretary since 2013	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2013	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024	General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2013	Senior Vice President, Neuberger Berman, since 2023 and Employee since 1999; Senior Vice President, NBIA, since 2023; formerly, Vice President, Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2013	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2013	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2013	Managing Director, Neuberger Berman, since 2022; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Senior Vice President, Neuberger Berman, 2007 to 2021; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2013	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
1	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.
2	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
3	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

The Annual Meeting of Stockholders was held on October 10, 2024. Stockholders voted to elect three Class l Directors to serve until the Annual Meeting of Stockholders in 2027, or until their successors are elected and qualified. The Class II Directors (which include Michael J. Cosgrove, Ami G. Kaplan, Deborah C. McLean and George W. Morriss) and the Class III Directors (which include Joseph V. Amato, Tom D. Seip and Franklyn E. Smith) continue to hold office until the Annual Meeting of Stockholders in 2025 and 2026, respectively, or until their successors are elected and qualified. In addition, Paul M. Nakasone joined the Board in September 2024.

To elect three Class I Directors to serve until the Annual Meeting of Stockholders in 2027 or until a successor is elected and qualified.

Shares of Common Stock

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Marc Gary	35,781,680	11,374,407	—	—
Martha C. Goss	35,782,908	11,373,180	—	—
Michael M. Knetter	35,799,355	11,356,732	—	—

Board Consideration of the Management Agreement

On an annual basis, the Board of Directors (the “Board or “Directors”) of Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund or of Neuberger Berman Investment Advisers LLC (with its affiliates, “Management”), as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”), (“Independent Fund Directors”), considers whether to continue the Fund’s management agreement with Management (the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 26, 2024, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its stockholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to its benchmark, various peers or similar accounts, as applicable; (iii) the costs of the services provided by, and the estimated profit or loss to, Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund stockholders; and (v) any “fall-out” benefits likely to accrue to Management and its affiliates from their relationship with the Fund.

In evaluating the Fund’s Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to allow Management additional time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that for Independent Fund Directors to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, and information regarding share price premiums and/or discounts. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Directors, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. Additionally, the information and factors considered, and weight placed on any particular information or factor may change over time. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, capabilities, and succession plans of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums (including the potential impact of distribution rates and yields thereon) and complying with securities exchange requirements. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulatory initiatives of the U.S. Securities and Exchange Commission and other regulators. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time, including changes that reduced the overall cost (or limited anticipated increases in the costs) of leverage. The Board also considered the various notable initiatives and projects Management performed in connection with its closed-end fund product line. These initiatives included ongoing services to manage leverage that has become increasingly complex and continued communication efforts with stockholders. The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund.

The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions and resulting distribution rates that the Fund pays. The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers (“Expense Group”) and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”). The Board considered the Fund’s performance and fees in light of the limitations inherent in the consulting firm’s methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Expense Group and Performance Universe. In this regard, the Board recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time. The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s use of leverage and pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance). The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds versus the Fund.

With respect to investment performance, the Board considered information regarding the Fund’s short- and intermediate-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above and the risk/return ratios referenced are the Sharpe and Information ratios provided by the consulting firm. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Board considered that, based on performance data for the periods ended March 31, 2024: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1- and 10-year periods, the second quintile for the 3-year period and the first quintile for the 5-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted that for the 7-month period ending July 31, 2024, the Fund outperformed its benchmark. In addition, the Board met with the portfolio management team in March 2024.

The Board identified the Fund as having underperformed in certain of these comparisons to an extent, and/or over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with representatives of the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, distribution levels, and the use of leverage. The Board noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Fund’s investment strategy. The Board also took into account the impact the Fund’s leverage arrangements had on performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can determine to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board considered that only leveraged closed-end funds were considered for inclusion in the Expense Group presented for comparison with the Fund but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Board took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported. The Board also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Group entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported). With this understanding, the Board also considered the impact of investment-related expenses (which include leverage expenses) and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify. The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio. In addition, the Board considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings and the use of leverage.

The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s Expense Group. The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure. The Board took into account that Management has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest. It also considered Management’s representation that it continues to believe the use of leverage is in the best interests of the Fund’s stockholders regardless of the level of compensation Management receives. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, total expenses and total expenses excluding the investment-related expenses and taxes identified by the consulting firm each ranked in the first quintile and actual management fee ranked in the second quintile.

In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.

In concluding that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent accounting firm the prior year to review the profitability methodology utilized by Management when preparing this information and discussed with the accounting firm its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.

The Board further noted Management’s representation that its estimate of profitability is derived using a methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

N0372 01/25

(b) Not applicable.

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman Energy Infrastructure and Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund’s Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $53,700 and $58,700 for the fiscal years ended 2023 and 2024, respectively.

(b)	Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c)	Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d)	All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2023 and 2024, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)	Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Hours Attributed to Other Persons

Not applicable.

(g)  Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2023 and 2024, respectively.

(h)  The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Paul M. Nakasone.

(b)  Not applicable to the Registrant.

Item 6. Investments.

(a)  The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See the section titled “Board Consideration of the Management Agreement,” in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

As of November 30, 2024, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.  NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Douglas A. Rachlin is a Managing Director of NBIA and has been a portfolio manager with NBIA since 2005.  Prior to joining the firm, he was the president for Rachlin Investment Management. Mr. Rachlin has served as a portfolio manager of the Registrant since inception.

Paolo Frattaroli is a Managing Director of NBIA and joined the firm in 2000. He was formerly an associate and analyst for Lehman Brothers in its private investment management and equity derivatives businesses. Mr. Frattaroli has served as a portfolio manager of the Registrant since July 2018.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of November 30, 2024.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Douglas A. Rachlin
Registered Investment Companies*	1	17	-	-
Other Pooled Investment Vehicles**	2	366	-	-
Other Accounts***	1,032	2,215	-	-
Paolo Frattaroli
Registered Investment Companies*	1	17	-	-
Other Pooled Investment Vehicles**	2	366	-	-
Other Accounts***	1,032	2,215	-	-

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of November 30, 2024)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of November 30, 2024)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  The percentage of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation Plan.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.  Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of November 30, 2024.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Douglas A. Rachlin	G
Paolo Frattaroli	D
A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001 - $100,000	E = $100,001 - $500,000 F = $500,001 - $1,000,000 G = Over $1,000,000

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 16. Controls and Procedures.
(a)  Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)
A copy of the Code of Ethics is incorporated by reference to Code of Ethics is incorporated by reference to Neuberger Berman Absolute Return Multi-Manager Fund’s Form N-CSR, Investment Company Act file number 811-21715 (filed January 6, 2025).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Energy Infrastructure and Income Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: February 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: February 3, 2025

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: February 3, 2025